UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2004

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                      CORNERSTONE REALTY INCOME TRUST, INC
             (Exact name of registrant as specified in its charter)



  Virginia                      001-12875                    54-1589139
(State or other                (Commission                (I.R.S. Employer
 jurisdiction of                File Number)              Identification Number)
 incorporation)


            306 East Main Street,
                 Richmond, VA                                 23219
    (Address of principal executive offices)               (Zip Code)


                                 (804) 643-1761
              (Registrant's telephone number, including area code)



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CURRENT REPORT

     Item 12. Results of Operations and Financial Condition

     On February 17, 2004, Cornerstone Realty Income Trust, Inc, issued a press release to report financial results for the quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This report and the attached press release are hereby furnished to, but not filed with, the Commission.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cornerstone Realty Income Trust, Inc.

                                   By:  /s/ Glade M. Knight
                                        ----------------------------------------
                                        Glade M. Knight, Chief Executive Officer
                                        February 17, 2004



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EXHIBIT INDEX

Exhibit                        Description

99.1                           Press Release dated February 17, 2004


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